[Transamerica Financial Life Insurance Company Letterhead]

September 11, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Separate Account VA-6NY of Transamerica Financial Life Insurance Company

File No. 333-47219, 811-08677, CIK 1044601

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6NY of Transamerica Financial Life Insurance Company, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc.; The Alger American Fund; AllianceBernstein Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund – Service Class; Janus Aspen Series; MFS® Variable Insurance TrustSM; The Universal Institutional Funds, Inc.; PIMCO Advisors VIT; and PIMCO Variable Insurance Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series, Fund (CIK: 778207) filed September 9, 2003

•	The Alger American Fund (CIK: 832566) filed September 4, 2003

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK:825316) filed August 29, 2003

•	Dreyfus Variable Investment Fund – Service Class (CIK: 813383) filed September 4, 2003

•	Janus Aspen Series (CIK: 906185) filed August 22, 2003

•	MFS® Variable Insurance TrustSM (CIK:918571) filed August 25, 2003

•	The Universal Institutional Funds, Inc. (CIK: 1011378) filed August 28, 2003

•	PIMCO Advisors VIT (CIK: 923185) filed September 5, 2003

•	PIMCO Variable Insurance Trust (CIK: 1047304) filed September 8, 2003

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ BRENDA D. SNEED

Brenda D. Sneed Assistant General Counsel